Exhibit 10.1

FOURTH AMENDMENT

TO

AMENDED AND RESTATED SECURED PROMISSORY NOTE

April 30, 2025

FOR VALUE RECEIVED, Augusta Gold Corp., a Nevada corporation (the “Company”) and Augusta Investments Inc., a British Columbia corporation or its assigns (the “Lender”), hereby enter into this Fourth Amendment (the “Fourth Amendment”) to that certain Amended and Restated Secured Promissory Note of the Company dated March 27, 2024, as amended by Amendment Number One dated June 28, 2024, Amendment Number Two dated September 30, 2024, and Amendment Number Three dated December 27, 2024 (the “Note”). Capitalized terms herein that are otherwise undefined have the meanings ascribed thereto in the Note.

Pursuant to Section 1 of the Note, the parties hereby agree to amend the Note as follows:

1.	The definition of “Maturity Date” in Section 1 shall be deleted in its entirety and replaced with the following:

“The “Maturity Date” shall be the earlier of (i) November 30, 2025 and (ii) the date that is one Business Day following the date on which the Company closes its next financing transaction or the last in a series of financing transactions where the cumulative, aggregate net proceeds of such financing or series of financings are sufficient to pay the obligations under this Note.

2.	Schedule A shall be deleted in its entirety and replaced with the following:

SCHEDULE A

Loan Amount		Funding Date	Origination Fee
$22,232,560.80		September 13, 2022	$111,162.80
$33,501.12		December 13, 2023	N/A
$525,000.00		March 22, 2024	$25,000.00
$27,790.70		March 22, 2024	N/A
$1,500,000		April 22, 2024	N/A
$30,399.00		June 28, 2024	N/A
$250,000.00		August 28, 2024	N/A
$5,479,941.03		October 1, 2024	N/A
$71,748.00		October 1, 2024	N/A
$(299,601.62	)*	October 2, 2024	N/A
$250,000.00		October 30, 2024	N/A
$250,000.00		December 19, 2024	N/A
$250,000.00		March 20, 2025	N/A
$500,000.00		April 25, 2025	N/A

*	All interest through to September 30, 2024, in an amount equal to $5,180,339.41, also repaid on this date. This total repayment of $5,479,941.03 satisfies in full the obligation in the second amendment to the amended and restated promissory note dated September 30, 2024, to immediately repay $5,479,941.03 to the Lender.

3.	All notices under this Fourth Amendment shall be given pursuant to the provisions of Section 10 of the Note.

4.	This Amendment shall be interpreted in accordance with Section 13 of the Note.

5.	This Fourth Amendment shall be governed by and construed under the laws of the State of Nevada. FURTHER, BOTH THE COMPANY AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS AMENDMENT.

IN WITNESS WHEREOF, the Company has executed this Fourth Amendment as of the date set forth above.

AUGUSTA GOLD CORP.

By:
Name:	Tom Ladner
Title:	General Counsel

ACKNOWLEDGED AND AGREED, by the Lender as of the date set forth above.

AUGUSTA INVESTMENTS INC.

By:
Name:	Richard Warke
Title:	Director